UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT

OF 1934

Date of Report (Date of earliest event reported): August 6, 2019

US ECOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-11688	95-3889638
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

101 S. Capitol Blvd. Suite 1000 Boise, Idaho (Address of principal executive offices)		83702 (Zip Code)

(208)331-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ECOL	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).

Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01	Entry into Material Definitive Agreement.

On August 6, 2019, US Ecology, Inc. (the “Company”) entered into the first amendment (the “First Amendment”) to its existing Credit Agreement, dated April 18, 2017 (the “Credit Agreement”), by and among the Company, the lenders referred to therein, Wells Fargo Bank, National Association, as administrative agent, Bank of America, N.A., as issuing lender, Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arrangers and bookrunners, Bank of America, N.A., as syndication agent and Bank of Montreal, PNC Bank, National Association and US Bank, National Association, as co-documentation agents.

Among other things, the First Amendment, which will become effective substantially concurrently with the closing of the previously announced merger transaction (the “Mergers”) with US Ecology Parent, Inc. (“Holdco”) and NRC Group Holdings Corp. (“NRCG”), permits the Company to consummate the Mergers and, following the closing of the Mergers, the contribution by Holdco of all of the issued and outstanding equity of NRCG to the Company so that, after such contribution, NRCG is a wholly-owned subsidiary of the Company. In addition, the First Amendment permits the Company to syndicate to additional lenders a $400,000,000 incremental term loan in connection with the closing of the Mergers and otherwise increases the Company’s flexibility under the Credit Agreement, including by permitting greater basket capacity to incur additional indebtedness and liens and to make future investments, dispositions, and restricted payments. The First Amendment also extends the maturity of the existing revolving credit facility under the Credit Agreement from April 18, 2022 to the five year anniversary of the closing of the Mergers.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to the full text of the First Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

10.1	First Amendment, dated as of August 6, 2019, by and among US Ecology, Inc., certain subsidiary guarantors, each consenting lender and Wells Fargo Bank, National Association, as lender and administrative agent

104	104 Cover Page Interactive Data File (embedded within the Inline XBRL and contained in Exhibit 101).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

US Ecology, Inc
(Registrant)

Date: August 9, 2019	By: /s/ Eric L. Gerratt
Eric L. Gerratt
Executive Vice President and Chief Financial Officer

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